                                                                EXHIBIT 3.2

             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               FILING ENDORSEMENT


       This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

                     BINGHAM FINANCIAL SERVICES CORPORATION

                               ID NUMBER: 414887

    received by facsimile transmission on August 26, 1997 is hereby endorsed

    Filed on August 26, 1997 by the Administrator.



                      In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 26th day of August, 1997.
[SEAL]

                      Julie Croll, Director
                      Corporation, Securities and Land Development Bureau

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
                         AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Date Received:                                                                          (FOR BUREAU USE ONLY)
------------------------------------------------------
---------------------------------------------------------------------------------
Name
Jeffrey M. Weiss, Esq.
---------------------------------------------------------------------------------
Address
Jaffe, Raitt, Heuer & Weiss, P.C.
One Woodward Avenue, Suite 2400
---------------------------------------------------------------------------------
City                                    State                   Zip Code
Detroit                     MI         48226                                        EFFECTIVE DATE:
---------------------------------------------------------------------------------
        >  DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE  >

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

            (Please read information and instructions on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:



1. The present name of the corporation is:  MANUFACTURED HOME LENDING CORPORATION

2. The corporation identification number (CID) assigned by the Bureau is:   414-887

3. The location of its registered office is:  31700 MIDDLEBELT ROAD, SUITE 145, FARMINGTON HILLS, MI  48334

4. Article I of the Articles of Incorporation is hereby amended in its entirety to read as follows:

   ARTICLE I

THE NAME OF THE CORPORATION IS:   BINGHAM FINANCIAL SERVICES CORPORATION

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)


a. The foregoing amendment to the Articles of Incorporation was duly adopted on the _____ day of _______________, 199_, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.


          Signed this ____________ day of ________, 19__.

          ------------------------------------          ------------------------------------
          (Signature)                                   (Signature)


          ------------------------------------          ------------------------------------
          (Type or Print Name)                          (Type or Print Name)



          ------------------------------------          ------------------------------------
          (Signature)                                   (Signature)


          ------------------------------------          ------------------------------------
          (Type or Print Name)                          (Type of Print Name)



b.XX The foregoing amendment to the Articles of Incorporation was duly adopted on the 25th day of August, 1997. The amendment: (check one of the following)

          -- was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

          -- was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

          -- was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
                   Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          XX       was duly adopted by the written consent of all the
          --       shareholders or members entitled to vote in accordance with
                   Section 407(3) of the Act if a non-profit corporation, and
                   Section 407(2) of the Act if a profit corporation.

                        Signed this 25th day of  August, 1997

                        By:
                           --------------------------------------------------
                           (Only signature of: President, Vice-President, Chairperson and Vice-Chairperson)

                           Jeffrey P. Jorissen,  President
                           --------------------------------------------------
                           (Type or Print Name)         (Type or Print Title)


Name of person or organization remitting fees:                                  Preparer's name and business telephone number:

Jaffe, Raitt, Heuer & Weiss,                                                     Jeffrey M. Weiss, Esq.
Professional Corporation                                                         (313) 961-8380